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                                   EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following registration statement of the Harris Corporation Retirement Plan of our report dated December 22, 2004, with respect to the financial statements and schedules of the Harris Corporation Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 2004.

  Form S-8        No. 333-75114           Harris Corporation Retirement Plan



                                          /s/ Hoyman, Dobson & Company, P.A.


Melbourne, Florida
December 23, 2004